ConnectOne Bancorp, Inc.

Piper Jaffray

Financial Institutions Conference

May 4-6, 2016

Orlando, FL

Forward-Looking Statements

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under "Risk Factors" in our Annual Report on Form 10-k, Item 1A. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of our future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

ConnectOne Bancorp, Inc. Overview (NASDAQ: CNOB)

- Holding company for ConnectOne Bank, headquartered in Englewood Cliffs, NJ
- Approximately $4.1 billion in total assets, $3.3 billion in total loans and $2.9 billion in total deposits
- 21 locations across Manhattan, Bergen, Essex, Hudson, Mercer, Monmouth, Morris and Union counties
- One of the largest New Jersey-based banking institutions with increased scale, technology and lending capabilities serving middle market commercial businesses
- Market capitalization: ~$520 million
- Current quarterly dividend $0.075 per common share; approximately 1.75% yield


New York City

- Strategically placed offices throughout the NJ/NY metro area
- Tactical expansion strategy
- Retail locations serve as "business hubs"

ConnectOne Milestones



JANUARY 2005
Founded as North Jersey Community Bank by Frank Sorrentino III, local businesses and civic leaders



OCTOBER 2006
Achieved first profitable month


$500mm

OCTOBER 2009
Reached $500 million in assets

FEBRUARY 2013
Rebranded to ConnectOne Bank



FEBRUARY 2013
Completed successful IPO
- First bank to go public since 2010
- First IPO by NJ based commercial bank in 10 years


$1 Billion

JUNE 2013
Reached $1 billion in assets


ConnectOne

MARCH 2014
Opened Newark branch, the bank's first no-teller branch



JULY 2014
Merged with Union Center National Bank; assets $3.1 billion
- Deal closed on July 1st six months after deal announcement



JUNE 2015
Opened first New York City location

JULY 2015
Launched ConnectOne University, an internal employee development & training program


$4 Billion

JANUARY 2016
Reached $4 billion in assets

ConnectOne Bancorp

Performance Trends

Core Diluted EPS*



$0.40
$0.35
$0.30
$0.25
$0.20
CAGR 16%
$0.29
$0.32
$0.33
$0.33
$0.35
$0.36
$0.36
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016

*Excludes non-operating items. See appendix for a reconciliation of GAAP and non-GAAP measures.

ConnectOne Bancorp

Performance Trends (cont.)

Tangible Book Value per Share


Consistently building shareholder value
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$9.40
$9.57
$9.86
$10.02
$10.26
$10.51
$10.78
9/30/2014
12/31/2014
3/31/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016

See appendix for a reconciliation of GAAP and non-GAAP measures.

ConnectOne Bancorp

Performance Trends (cont.)

Return on Average Tangible Assets*



1.60%
1.20%
0.80%
0.40%
1.20%
1.01%
1.21%
1.29%
1.20%
1.26%
1.17%
1.22%
1.16%
1.03%
1.13%
1.09%
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Core
GAAP
Peer Median 1)

*Excludes non-operating items. See appendix for a reconciliation of GAAP and non-GAAP measures.

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 5 quarters of reported results. Data sourced from SNL Financial.

Performance Trends (cont.)

Return on Average Tangible Common Equity*


16.00%
14.00%
12.00%
10.00%
8.00%
13.47%
11.28%
13.69%
14.56%
13.43%
14.11%
13.47%
13.99%
13.58%
12.07%
13.53%
13.03%
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Core
GAAP
Peer Median 1)

*Excludes non-operating items. See appendix for a reconciliation of GAAP and non-GAAP measures.

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 5 quarters of reported results. Data sourced from SNL Financial.

Performance Trends (cont.)

Operating Efficiency Ratio*


95.0%
85.0%
75.0%
65.0%
55.0%
45.0%
35.0%
25.0%
Includes investments in technology and infrastructure to support our growth
45.0%
38.4%
41.8%
41.8%
41.5%
41.6%
43.5%
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Peer Median 1)

*Excludes non-operating items. See appendix for a reconciliation of GAAP and non-GAAP measures.

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 5 quarters of reported results. Data sourced from SNL Financial.

Capital Strength

At March 31, 2016


Capital Ratios Remain Strong after Redemption of SBLF Preferred Stock
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.66%
9.83%
9.06%
10.45%
9.20%
10.45%
11.36%
11.24%
Leverage Ratio
CET 1 Ratio
Tier 1 Ratio
Risk Based Capital Ratio
Bancorp
Bank
Well Capitalized

ConnectOne Bancorp

Common Dividend Policy

- Current common dividend $0.075 per quarter, 1.8% yield
- We are an "organic" growth oriented company, focused on increasing EPS and TBV
- ROATE of 13%+, combined with a dividend payout ratio in the 20%-25% range, allows us to reinvest in our franchise and provide continued solid growth, while minimizing the potential need to raise new equity
- No plan to increase dividend at this time
- We believe our capital management philosophy maximizes shareholder value, reflecting a favorable balance between current dividend yield and future growth

Loan Composition

As of 3/31/16- $3.3 Billion


Residential and Consumer 7%
C&I 19%
Construction 12%
CRE-Owner Occupied 7%
CRE-Multifamily 29%
CRE-Non-Owner Occupied 26%

Loan Portfolio Trends


CAGR 22%
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$ MM
$2,427
$2,539
$2,641
$2,765
$2,953
$3,099
$3,264
9/30/2014
12/31/2014
3/31/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016

ConnectOne Bancorp

Loan Origination Metrics


$ MM
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
3.74%
3.73%
3.97%
3.88%
3.97%
$164
$62
$102
$190
$66
$124
$307
$119
$188
$203
$57
$146
$233
$68
$165
3/31/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016
Gross Loan Originations
Loan Paydowns
Net Growth
Average Origination Rate

ConnectOne Bancorp

Commitment to Solid Credit Quality

- **Comprehensive underwriting standards and processes**
  - Disciplined LTV and DSC standards
  - Loan origination process supported by specialized teams of credit analysts
- **We stick to what we do best**
  - High quality direct commercial lending
  - No reliance on participations or wholesale loan purchases
  - Stay away from riskier lending, e.g., indirect auto, 2nd lien positions, leasing, SBA lending or anything "sub-prime"
- **Lending within geographic footprint**
  - NYC Metro region economically strong and diverse
- **Multi-faceted stress testing**
  - Every loan tested during underwriting process
  - Quarterly modeling performed in conjunction with ALCO and ERM processes
  - Annual third-party testing conducted on more than 2/3rd's of the portfolio
- **Continued focus on loan monitoring and collection by a team of portfolio managers and loan workout specialists**

Commitment to Solid Credit Quality (cont.)

Non-Performing Assets & Charge-Offs



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.22%
0.03%
0.37%
0.07%
0.44%
0.01%
0.37%
- %
0.42%
0.02%
0.58%
- %
0.57%
0.06%
9/30/2014
12/31/2014
3/31/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016
NPA Ratio
Net C/O Ratio
Peer Median 1)

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 5 quarters of reported results. Data sourced from SNL Financial.

ConnectOne Bancorp

Commercial Real Estate Lending Focus



CRE as a Percentage of Total Risk Based Capital
800%
700%
600%
500%
400%
300%
200%
100%
0%
94%
530%
100%
477%
68%
608%
86%
646%
75%
507%
81%
479%
110%
450%
2009
2010
2011
2012
2013
2014
2015
CRE
Construction

- ConnectOne has maintained high levels of CRE concentration for an extended period of time
- Our combination of strong organic growth and sound asset quality is our hallmark
- We continue to focus on loan diversification
- Our policies and procedures have stood up to regulatory scrutiny
- ConnectOne and Legacy ConnectOne regulated by the FDIC and NJ DOBI over the last 11+ years

Ratios prior to 2014 represent Legacy ConnectOne Bank

Multi-Family Portfolio

- Total portfolio $941 million; approximately 90% located in Northern New Jersey
- Portfolio average loan size $1.9mm; approximate duration 3 years; yield 3.70%
- Targeted concentration: 25% to 35% of the total loan portfolio
- We have been originating multi-family loans since the inception of the bank
- We focus on relationship lending to seasoned operators with strong track records and on properties located in rent-controlled districts. Shy away from "one-off" transactions
- Underwriting criteria includes maximum 75% LTV and a 1.25x DSCR based on our stringent estimates of operating performance
- Our team originates loans directly. We meet the borrowers, visit our properties and loans are subject to our strict underwriting criteria
- Our portfolio does not contain any purchased loans

C&I Lending

- Objective is to increase non-CRE lending and increase relationship deposits
- C&I teams are targeting both small and middle-market businesses, including manufacturing, service-related and distributors
- Business sizes range from $2 million to $100 million in average annual revenues. Credit extended approximately ranges from $1 million to $20 million
- Provide various solutions including, but not limited to, working capital, equipment finance, and asset-based lending
- A leading provider of banking services to Independent Schools in New Jersey
- Focused effort on growing NYC market share which is now supported by our NYC office located in Mid-town Manhattan

Taxi Medallion Portfolio

- Only NYC-Manhattan medallions; no exposure to non-NYC medallions
- Exclusively first lien direct obligations of medallion owners
- Exposure, net of reserves, totals $97.2 million at March 31, 2016
  - Just 2.98% of total loans and 25.44% of Bank's Tier 1 capital
  - No additional lending in this sector dating back to 2014
  - $86.4mm TDR's; all performing under restructured terms
  - $13.5 million performing under original terms
  - $1.4 million past due 30-59 days
  - $1.9 million in nonaccrual
- $6.0 million specific reserve is based on a valuation of $775k per corporate medallion
- Given the portfolio represents only a small portion of total loans, even in a highly stressed case the bank remains well-capitalized and, we believe, can continue to pursue our strategic plans and goals

Total Deposit Composition

As of 3/31/16- $2.9 Billion


Noninterest Demand 21%
Interest Transaction 37%
Reciprocal 10%
Time 13%
Listing 7%
Brokered 12%

ConnectOne Bancorp

Average Noninterest-bearing Deposit Trends



CAGR 21%
$650
$600
$550
$500
$450
$400
$350
$ MM
$482
$482
$510
$560
$608
$609
12/31/2014
3/31/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016

ConnectOne Bancorp

Liquidity Management

- We focus on core deposit growth, particularly noninterest bearing demand
  - Recent strategic initiatives have proven successful towards both growing upon existing relationships and attracting new clients
- ConnectOne has historically managed a loan-to-deposit ratio over 100%. Our loan to deposit ratio was ~112% at quarter-end
- We utilize attractively priced wholesale funding along the curve to manage interest rate risk
- We are continuously aiming to build on the breadth and depth of our sources of funds including commercial customers, our retail branch network, public funds, the FHLB, brokered, and listing service
- Our philosophy balances liquidity, interest rate risk, and core deposits to support growth, enhance returns, and maximize franchise value

Three Ways To Win

1. **Organic Growth**
   - Loan growth rates well in excess of market averages
   - Increasing percentage of DDA to total deposits
   - Efficient operating structure, with potential to further leverage
   - Untapped sources of revenue

2. **Expansion through Opportunistic Acquisition**
   - Skilled acquiror
   - Attractive currency relative to smaller in-market participants

3. **Franchise Value**
   - Valuable geographic footprint
   - Loyal and profitable client base
   - Potentially attractive to both in-market and out-of-market institutions
   - Management team and Board committed to shareholder value

A Compelling Investment Opportunity

- ✓ Proven growth-oriented investment
- ✓ Highly attractive franchise with enhanced size, scale and geographic footprint in key NJ/NY metro market
- ✓ Robust organic loan generator with history of strong credit quality
- ✓ Skilled acquiror - Poised to benefit from opportunistic transactions
- ✓ Engaged and experienced management team and board
- ✓ Shares trading at approx. 15%-20% discount to peers on forward P/E multiple

ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc.

APPENDIX

Appendix

Reconciliation of GAAP and non-GAAP measures

(dollars in thousands, except share data)	Three Months Ended Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	Mar. 31, 2015
Reconciliation of GAAP Earnings to Operating Earnings					
Net income (GAAP)	$ 10,391	$ 9,568	$ 10,842	$ 10,521	$ 10,379
Less: preferred dividends	22	28	28	28	28
Net income available to common stockholders (GAAP)	$ 10,369	$ 9,540	$ 10,814	$ 10,493	$ 10,351
Net gains on sales of securities	$ -	$ (1,138)	$ (2,067)	$ (221)	$ (506)
Partial settlements of pension obligation	103	106	168	243	559
Insurance recovery	-	-	-	(2,223)	-
Loss on debt extinguishment	-	-	-	2,397	-
Amortization of intangible assets	217	217	217	241	241
Provision related to maturity and extension of acquired portfolio loans	397	512	590	502	757
Provision related to taxi cab medallion loans	1,487	2,500	2,000	-	-
Provision for pending disposition of Union Center operations bldg.	-	1,304	-	-	-
Accretion of purchase accounting fair value marks	(1,367)	(1,416)	(1,340)	(1,513)	(1,802)
Non-core items	837	2,085	(432)	(574)	(751)
Income tax (expense) benefit	301	751	(156)	(207)	(270)
Non-core items, after taxes (36%)	536	1,334	(276)	(367)	(481)
Core earnings available to common stockholders (non-GAAP)	$ 10,905	$ 10,874	$ 10,538	$ 10,126	$ 9,870
Weighted average diluted shares outstanding	30,257,676	30,310,905	30,335,571	30,231,480	30,149,469
Diluted EPS (GAAP)	$ 0.34	$ 0.31	$ 0.36	$ 0.35	$ 0.34
Core Diluted EPS (Non-GAAP) (1)	$ 0.36	$ 0.36	$ 0.35	$ 0.33	$ 0.33

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

(dollars in thousands, except share data)	Three Months Ended Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	Mar. 31, 2015
Return on Assets Measures					
Core earnings available to common stockholders (non-GAAP)	$ 10,905	$ 10,874	$ 10,538	$ 10,126	$ 9,870
Add: preferred dividends	22	28	28	28	28
Core net income (non-GAAP)	$ 10,927	$ 10,902	$ 10,566	$ 10,154	$ 9,898
Average assets	$ 4,034,375	$ 3,891,885	$ 3,729,503	$ 3,551,597	$ 3,466,820
Less: average intangible assets	(149,741)	(149,959)	(150,178)	(150,407)	(150,650)
Average tangible assets	$ 3,884,634	$ 3,741,926	$ 3,579,325	$ 3,401,190	$ 3,316,170
Return on avg. assets (GAAP)	1.04%	0.98%	1.15%	1.19%	1.21%
Core return on avg. assets (Non-GAAP) (2)	1.09%	1.11%	1.12%	1.15%	1.16%
Return on avg. tangible assets (Non-GAAP) (3)	1.09%	1.03%	1.22%	1.26%	1.29%
Core return on avg. tangible assets (Non-GAAP) (4)	1.13%	1.16%	1.17%	1.20%	1.21%
Return on Equity Measures					
Core earnings available to common stockholders	$ 10,905	$ 10,874	$ 10,538	$ 10,126	$ 9,870
Average common equity	$ 473,849	$ 467,669	$ 460,432	$ 452,754	$ 442,970
Less: average intangible assets	(149,741)	(149,959)	(150,178)	(150,407)	(150,650)
Average tangible common equity	$ 324,108	$ 317,710	$ 310,254	$ 302,347	$ 292,320
Return on avg. common equity (GAAP)	8.80%	8.09%	9.32%	9.30%	9.48%
Core return on avg. common equity (non-GAAP) (5)	9.26%	9.23%	9.08%	8.97%	9.04%
Return on avg. tangible common equity (non-GAAP) (6)	13.03%	12.07%	13.99%	14.11%	14.56%
Core return on avg. tangible common equity (non-GAAP) (7)	13.53%	13.58%	13.47%	13.43%	13.69%

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

(dollars in thousands, except share data)	Three Months Ended Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	Mar. 31, 2015
Efficiency Measures					
Total noninterest expenses	$ 14,353	$ 13,579	$ 13,301	$ 14,974	$ 12,631
Partial settlements of pension obligation	(103)	(106)	(168)	(243)	(559)
Loss on debt extinguishment	-	-	-	(2,397)	-
Charge due to wire fraud	-	-	-	-	-
Foreclosed property expense	(167)	(387)	(121)	(56)	(63)
Amortization of intangible assets and fair value marks	(217)	(217)	(217)	(241)	(241)
Operating non-interest expense	$ 13,866	$ 12,869	$ 12,795	$ 12,037	$ 11,768
Net interest income (FTE)	31,985	31,102	30,382	29,316	28,906
Impact of purchase accounting fair value marks	(1,335)	(1,384)	(1,314)	(1,487)	(1,776)
Noninterest income	1,202	2,363	3,819	3,436	1,555
Less: insurance recovery	-	-	-	(2,224)	-
Less: net gains on sales of securities	-	(1,138)	(2,067)	(221)	(506)
Operating revenue	$ 31,852	$ 30,943	$ 30,820	$ 28,820	$ 28,179
Operating Efficiency Ratio (non-GAAP) (8)	43.5%	41.6%	41.5%	41.8%	41.8%
Net Interest Margin					
Average interest earning assets	$ 3,728,958	$ 3,582,408	$ 3,441,151	$ 3,266,382	$ 3,182,894
Net interest income (FTE)	$ 31,985	$ 31,102	$ 30,382	$ 29,316	$ 28,906
Impact of purchase accounting fair value marks	(1,335)	(1,384)	(1,314)	(1,487)	(1,776)
Adjusted net interest income	$ 30,650	$ 29,718	$ 29,068	$ 27,829	$ 27,130
Net interest margin (GAAP)	3.45%	3.44%	3.50%	3.60%	3.68%
Adjusted net interest margin (non-GAAP) (9)	3.31%	3.29%	3.35%	3.42%	3.46%

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

(dollars in thousands, except share data)	As of Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	Mar. 31, 2015
Capital Ratios and Book Value per Share					
Common equity	$ 474,727	$ 466,094	$ 459,896	$ 452,732	$ 444,944
Less: intangible assets	(149,600)	(149,817)	(150,034)	(150,252)	(150,493)
Tangible common equity	$ 325,127	$ 316,277	$ 309,862	$ 302,480	$ 294,451
Total assets	$ 4,091,000	$ 4,016,721	$ 3,838,253	$ 3,660,057	$ 3,505,891
Less: intangible assets	(149,600)	(149,817)	(150,034)	(150,252)	(150,493)
Tangible assets	$ 3,941,400	$ 3,866,904	$ 3,688,219	$ 3,509,805	$ 3,355,398
Common shares outstanding	30,163,078	30,085,663	30,197,789	30,196,731	29,864,602
Common equity ratio (GAAP)	11.60%	11.60%	11.98%	12.37%	12.69%
Tangible common equity ratio (non-GAAP) (10)	8.25%	8.18%	8.40%	8.62%	8.78%
Regulatory capital ratios (Bancorp):					
Leverage ratio	8.66%	9.07%	9.26%	9.49%	9.45%
Common equity Tier 1 risk-based ratio	9.06%	9.14%	9.33%	9.63%	9.75%
Risk-based Tier 1 capital ratio	9.20%	9.61%	9.82%	10.14%	10.29%
Risk-based total capital ratio	11.36%	11.77%	11.94%	12.26%	10.82%
Regulatory capital ratios (Bank):					
Leverage ratio	9.83%	9.96%	10.22%	10.48%	9.41%
Common equity Tier 1 risk-based ratio	10.45%	10.55%	10.83%	11.19%	10.24%
Risk-based Tier 1 capital ratio	10.45%	10.55%	10.83%	11.19%	10.24%
Risk-based total capital ratio	11.24%	11.31%	11.47%	11.74%	10.77%
Book value per share (GAAP)	$ 15.74	$ 15.49	$ 15.23	$ 14.99	$ 14.90
Tangible book value per share (non-GAAP) (11)	10.78	10.51	10.26	10.02	9.86

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	Three Months Ended				
	Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Mar. 31, 2015
NCO Detail by Portfolio					
Net loan charge-offs:					
Charge-offs	$ 512	$ 18	$ 519	$ 334	$ 60
Recoveries	(15)	(2)	(342)	(331)	(8)
Net loan charge-offs	$ 497	$ 16	$ 177	$ 3	$ 52
as a % of average total loans (annualized)	0.06%	0.00%	0.02%	0.00%	0.01%
Asset Quality					
Nonaccrual loans	$ 21,450	$ 20,737	$ 12,888	$ 12,145	$ 14,585
Other real estate owned	1,696	2,549	3,244	1,564	870
Total nonperforming assets	$ 23,146	$ 23,286	$ 16,132	$ 13,709	$ 15,455
Performing troubled debt restructurings	$ 95,122	$ 85,925	$ 77,882	$ 77,927	$ 1,731
Loans past due 90 days and still accruing	$ -	$ -	$ 268	$ -	$ 638
Nonaccrual loans as a % of loans receivable	0.66%	0.67%	0.44%	0.44%	0.55%
Nonperforming assets as a % of total assets	0.57%	0.58%	0.42%	0.37%	0.44%
Allowance for loan losses as a % of nonaccrual loans	135.5%	128.1%	167.1%	143.9%	109.2%
Total loans receivable	$ 3,263,813	$ 3,099,007	$ 2,953,381	$ 2,765,288	$ 2,640,739
Less: acquired loans	(824,428)	(866,878)	(923,210)	(1,060,632)	(1,110,859)
Loans receivable, excluding acquired loans	$ 2,439,385	$ 2,232,129	$ 2,030,171	$ 1,704,656	$ 1,529,880
Allowance for loan losses	$ 29,074	$ 26,572	$ 21,533	$ 17,480	$ 15,933
Accretable credit risk discount on acquired loans	12,101	12,955	13,893	14,331	15,800
Total allowance for loan losses and accretable credit risk discount on acquired loans	$ 41,175	$ 39,527	$ 35,426	$ 31,811	$ 31,733
Allowance for loan losses as a % of loans receivable	0.89%	0.86%	0.73%	0.63%	0.60%
Allowance for loan losses as a % of loans receivable, excluding acquired loans	1.19%	1.19%	1.06%	1.03%	1.04%
Allowance for loan losses and accretable credit risk discount on loans as a % of loans receivable	1.26%	1.28%	1.20%	1.15%	1.20%

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

(1) Represents core earnings available to common stockholders divided by weighted average diluted shares outstanding.
(2) Core net income divided by average assets.
(3) Net income excluding amortization of intangible assets divided by average tangible assets.
(4) Core net income divided by average tangible assets.
(5) Core earnings available to common stockholders divided by average common equity.
(6) Earnings available to common stockholders excluding amortization of intangibles divided by average tangible common equity.
(7) Core earnings available to common stockholders divided by average tangible common equity.
(8) Operating noninterest expense divided by operating revenue.
(9) Adjusted net interest income divided by average interest earning assets.
(10) Tangible common equity divided by tangible assets.
(11) Tangible common equity divided by common shares outstanding at period-end.